                            ASSET PURCHASE AGREEMENT

                          Dated as of December 28, 1995


          J.P. MORGAN DELAWARE, as purchaser agent (in such capacity, the "AGENT"), and as agent for the purchasers of the Purchased Note (hereinafter defined) (in such capacity, for the benefit of Delaware Funding Corporation and the purchasers hereunder, as their interests may appear, the "ADMINISTRATIVE AGENT"), and each of the parties (each an "APA PURCHASER") who has executed a signature page to this Asset Purchase Agreement (this "ASSET PURCHASE AGREEMENT") or an Assignment of Purchase Commitment in the form of Exhibit A hereto agree as follows:

                                    RECITALS

          WHEREAS Olympic Financial Ltd. ("OFL"), as seller, and Olympic Receivables Financial Corp. II ("ORFC II"), as buyer, have entered into a Receivables Purchase Agreement and Assignment dated as of December 28, 1995 (the "PURCHASE AGREEMENT") and will from time to time enter into assignment agreements providing for the sale and assignment by OFL to ORFC II of a pool of specified Receivables;

          WHEREAS ORFC II, as seller, and Olympic Automobile Receivables Warehouse Trust (the "TRUST"), as buyer, have entered into a Sale and Servicing Agreement dated as of December 28, 1995 (the "SALE AND SERVICING AGREEMENT") with OFL, in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, and will from time to time enter into transfer agreements providing for the sale and assignment by ORFC II to the Trust of a pool of Specified Receivables;

          WHEREAS the Trust has entered into an Indenture dated as of December 28, 1995 (the "INDENTURE") with Norwest Bank Minnesota, National Association, as trustee (the "INDENTURE TRUSTEE"), providing for the issuance of the Variable Funding Notes (the "NOTES");

          WHEREAS the Administrative Agent, Delaware Funding Corporation ("DFC"), OFL, in its individual capacity and as Servicer, and the Trust have entered into a Note Purchase Agreement dated as of December 28, 1995 (the "NOTE PURCHASE AGREEMENT"), pursuant to which DFC through the Administrative Agent, as agent for DFC, has purchased the Notes and has agreed to fund, from time to time, increases in the principal balance (the "OUTSTANDING AMOUNT") of the Notes (each, an "INCREMENTAL PURCHASE") (the "PURCHASED NOTE" or "PURCHASED INTEREST");

          WHEREAS DFC may from time to time sell undivided percentage interests in the Purchased Note ("PERCENTAGE INTERESTS") to the APA Purchasers;

          WHEREAS each APA Purchaser has agreed to purchase Percentage Interests that from time to time may be offered for sale by the Administrative Agent on behalf of DFC during the term of its Purchase Commitment (as defined below) under this Asset Purchase Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1. DEFINITIONS. Unless otherwise defined herein, the terms defined in the Indenture, the Trust Agreement or Note Purchase Agreement, as applicable, are used herein as therein defined.

          2.   PURCHASE OF PERCENTAGE INTERESTS.

          (a) An APA Purchaser shall become a party hereto (i) by executing and delivering to the Agent a counterpart of the signature page to this Asset Purchase Agreement or (ii) in accordance with the procedures set forth in
Section 9 hereof. Thereupon, upon approval of such proposed APA Purchaser by the Transferor in accordance with the provisions of Section 9(b)(2) and acceptance and recording by the Agent in the Register (defined below), such APA Purchaser shall become a party to this Asset Purchase Agreement from and after the effective date set forth on such signature page. APA Purchasers may become parties hereto at different times and from time to time in accordance with the foregoing procedure. The signature page shall set forth the initial undivided percentage (such initial percentage, as it may be changed from time to time, the "PERCENTAGE") interest in the Purchased Note that an APA Purchaser has agreed to purchase hereunder, the maximum Outstanding Amount of the Percentage Interest in the Purchased Note that an APA Purchaser is obligated to purchase hereunder plus accrued and unpaid interest on the Purchased Note (the "MAXIMUM PURCHASE"), the effective date of the purchase commitment and the expiration date of the purchase commitment (the "PURCHASE TERMINATION DATE"). No Downgraded Purchaser (as defined below) shall be permitted to extend its Purchase Termination Date. In the event that any APA Purchaser desires to extend its Purchase Termination Date for a Maximum Purchase amount that is less than the amount of its Maximum Purchase prior to DFC's request for an extension of the Purchase Termination Date, DFC, in its sole and absolute discretion, may accept such extension; PROVIDED, HOWEVER, that such APA Purchaser shall be deemed to be a Reducing Purchaser (as defined below) for purposes of Section 13(g) to the extent of such APA Purchaser's Reduced Amount (as defined below).

          For the purposes of this Asset Purchase Agreement, "DOWNGRADED PURCHASER" means any APA Purchaser that has its commercial paper or short-term deposit rating lowered below (a) P-1 by Moody's or (b) A-1+ by S&P and "NON-EXTENDING PURCHASER" shall mean an APA Purchaser that has not consented to the extension of its Purchase Termination Date.

          (b) From time to time upon notice from the Agent to each APA Purchaser, each of the APA Purchasers severally and not jointly shall purchase, on the terms and conditions herein set forth, in accordance with their respective Percentages, Percentage Interests that the Administrative Agent, as agent for DFC, offers for sale, up to such Purchaser's Maximum Purchase. In addition, the Administrative Agent, as agent for DFC, shall offer for sale to each APA Purchaser, and each APA Purchaser shall purchase, on the terms and conditions herein set forth, in accordance with their respective Percentages, a 100% Percentage Interest in the Outstanding Amount of the Purchased Note, up to each such APA Purchaser's Maximum Purchase, if any of the following events occurs (each, a "Put Event"): (i) an Event of Default specified in Section 5.01(v) or (vi) of the Indenture, (ii) a Note Purchase Termination Event specified in Section 2.08(d) or (h) of the Note Purchase Agreement, or (iii) a Purchase Termination Event specified in Section 2.1(c)(2)(ix) of the Sale and Servicing Agreement. Upon the occurrence of a Put Event, the Administrative Agent shall notify the Collateral Agent to instruct Morgan Guaranty Trust Company of New York, as depositary and issuing and paying agent for DFC's Commercial Paper Notes, to stop the issuance and delivery of Commercial Paper Notes relating to the Seller.

          (c) Each such notice of purchase referred to in Section 2(b) shall be given no later than 11:00 a.m. (New York City time) on the Business Day of such purchase (each, a "PURCHASE DATE"), shall be irrevocable, shall be sent by telecopier, telex or cable to all APA Purchasers concurrently, and shall specify the date of such purchase and the Outstanding Amount of Notes to be purchased and the accrued and unpaid interest thereon. The Agent, after consultation with OFL, shall request a rate (the "PURCHASER FUNDING RATE") for each period designated by the Agent (each, a "TRANCHE PERIOD") during which a Percentage Interest in a Purchased Note will be held by an APA Purchaser, which Purchaser Funding Rate shall be calculated based on the Eurodollar Rate set pursuant to the procedures set forth in the definition of "LIBOR" or Base Rate (each as defined below and collectively, the "RATE"). Each Tranche Period based on a Eurodollar Rate shall be a period of 1, 2 or 3 months; provided, however, that if on the last day of any Tranche Period, the Seller has notified the Administrative Agent that a Securitized Offering or a redemption of the Notes with the proceeds of the sale of Trust Property is expected to occur within 30 days of such last day, the Tranche Period beginning on such last day may be based on a 1-week, 2-week or 3-week LIBOR, with a 1-week Tranche Period selected no more than twice in connection with such Securitized Offering or redemption of the Notes. If the Agent has requested a Purchaser Funding Rate for any Tranche Period to be calculated based on the Eurodollar Rate, the Purchaser Funding Rate for such Tranche Period shall commence three LIBOR Business Days after notice of such requested Purchaser Funding Rate (and prior to such commencement, shall be set at the applicable Purchaser Funding Rate for the prior Tranche Period, if applicable, or otherwise shall be calculated based on Base Rate). Each APA Purchaser will calculate the Purchaser Funding Rate based on the Rate requested by the Agent and for the Tranche Period designated by the Agent; PROVIDED, HOWEVER, that if the Agent has requested a Purchaser Funding Rate based on the Eurodollar Rate, and either: (a) deposits in United States dollars (in the applicable amounts) are not available to the APA Purchasers generally in the London interbank market for such Tranche
Period, or (b) the Majority Purchasers advise the Agent that the Adjusted
LIBOR Rate (as defined below) will not adequately and fairly reflect the cost to such APA Purchasers of maintaining or funding the Outstanding Amount of the Notes based on the Eurodollar Rate, the Agent shall so notify the Administrative Agent, whereupon until the Agent notifies the Administrative Agent that such circumstances no longer exist, the obligation of the APA Purchasers to accept a Purchaser Funding Rate based on the Eurodollar Rate shall be suspended; and PROVIDED FURTHER, that for any Tranche Period commencing on or after the occurrence of (1) any Default Rate Event or within five Business Days of the Expiry Date (as defined in Section 13(i) hereof), the Purchaser Funding Rate shall equal the Base Rate plus one (1) percent per annum or (2) any Note Purchase Termination Event (other than a Default Rate Event), the Purchaser Funding Rate shall equal the Adjusted LIBOR for such Tranche Period plus one (1) percent per annum. Each APA Purchaser will notify the Agent by 12:00 noon (New York City time) on the date two LIBOR Business Days prior to the first day of the requested Tranche Period if, in its judgment, the requested Purchaser Funding Rate based on the Eurodollar
Rate is not going to adequately reflect its cost. Each APA Purchaser will establish the Purchaser Funding Rate based on the Eurodollar Rate at the Eurodollar Rate and will establish the Rate based on the Base Rate at the Base Rate. Prior to 2:00 p.m. (New York City time) on each Purchase Date, each APA Purchaser shall pay the Agent for the account of DFC in immediately available funds in United States dollars, by depositing to an account designated by the Agent in New York City, an amount (such APA Purchaser's "PURCHASE PRICE") equal to such APA Purchaser's Percentage of the lesser of
(x) the Outstanding Amount of Notes being purchased on such Purchase Date plus accrued and unpaid interest thereon, if any (less any funds on deposit with Morgan Guaranty Trust Company of New York, as Collateral Agent, for DFC and the other specified parties, held in respect of such interest), and (y)
(I) the sum of (A) the aggregate Principal Balance of Receivables that are not Liquidated Receivables as of the earlier of the Purchase Date or the date on which the Put Event, if any, occurred, and (B) all Collected Funds received by the Servicer that have not been deposited into the Collection Account and applied in accordance with the provisions of the Sale and Servicing Agreement divided by (II) a subordination reserve adjustment, computed by adding to the number 1 an amount (expressed as a fraction) equal to 50% of 9%.

          For the purpose of determining the Purchaser Funding Rate hereunder, the following terms shall have the following meanings:

          "BASE RATE" shall mean, with respect to each purchase of the Purchased Note (or portion thereof), and with respect to each day during a Tranche Period, commencing on the first Business Day of such Tranche Period, a rate per annum equal to the higher of (i) the prime rate announced from time to time by the Agent and in effect on the morning of each day and (ii) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for each day (or, if such day is not a Business Day, the next succeeding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any such day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it plus one-half of one percent (1/2 of 1%). Each determination of the Base Rate shall be calculated on the basis of actual days elapsed and a year of 365 or 366 days, as the case may be.

          "EURODOLLAR RATE" shall mean, with respect to each purchase of the Purchased Note (or portion thereof), and with respect to any Tranche Period, a rate per annum equal to Adjusted LIBOR for such Tranche Period plus .375% of one percent per annum. Each determination of the Eurodollar Rate shall be calculated on the basis of actual days elapsed and a year of 360 days.

          "ADJUSTED LIBOR" shall mean, with respect to each purchase of the Purchased Note (or portion thereof), and with respect to any Tranche Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) LIBOR for such Tranche Period by
(ii) a percentage equal to 100% minus the maximum rate of all reserve requirements as specified in Regulation D of the Board of Governors of the Federal Reserve System (or any successor to all or any portion thereof establishing reserve requirements) including any marginal, emergency, supplemental, special or other reserves, that are applicable to an APA Purchaser during such Tranche Period in respect of eurocurrency or eurodollar funding, lending or liabilities.

          "LIBOR" shall mean, with respect to each purchase of the Purchased Note (or portion thereof), and with respect to any Tranche Period, a rate per annum determined by the Agent to be the rate at which deposits in Dollars are offered to the Agent by prime banks in the London Interbank market at approximately 11:00 a.m. (London time) two LIBOR Business Days before the first day of such Tranche Period, for a period of time comparable to such Tranche Period.

          "LIBOR BUSINESS DAY" shall mean any Business Day on which commercial banks are open for dealings in Dollar deposits in London.

          (d) Notwithstanding Section 2(c), an APA Purchaser shall not be obligated to make purchases under such Section at any time in an amount that would exceed such APA Purchaser's Maximum Purchase. Each APA Purchaser's obligation shall be several, such that the failure of any APA Purchaser to make payment to the Agent in connection with any purchase hereunder shall not relieve any other APA Purchaser of its obligation hereunder to make payment for the purchase by such other APA Purchaser up to such other APA Purchaser's Maximum Purchase. If the Agent shall have been notified by any APA Purchaser that such APA Purchaser will not (or if any APA Purchaser does not) make available the amount that would represent such APA Purchaser's Percentage of any purchase (other than a Non-Pro Rata Purchase (as defined below)) requested by the Agent or DFC, each other APA Purchaser agrees, subject to the first sentence of this Section 2(d), to make available to the Agent a ratable share of such amount (calculated on the basis of the Percentages of the APA Purchasers that the Agent has determined will make such purchase). The defaulting APA Purchaser agrees to purchase from each APA Purchaser that shall have purchased a portion of such defaulting APA Purchaser's Percentage (each such portion, a "DEFAULTED PORTION"), forthwith upon demand, the Defaulted Portion so purchased, together with interest at the applicable Purchaser Funding Rate on that portion of Outstanding Amount of the Purchased Note funded by such APA Purchaser, for each day that an APA Purchaser is required to fund a portion of the defaulting APA Purchaser's Percentage; PROVIDED, if such defaulting APA Purchaser has not purchased such Defaulted Portion within three Business Days following such demand, such defaulting APA Purchaser shall thereafter be required to pay interest with respect to such Defaulted Portion at the Base Rate plus 2% per annum.

          (e) Each APA Purchaser shall be obligated to purchase Percentage Interests under this Asset Purchase Agreement (its "PURCHASE COMMITMENT") until the earliest of (i) the Purchase Termination Date of such APA Purchaser's Purchase Commitment, (ii) the date on which the Agent notifies the APA Purchaser that the Indenture has been discharged and satisfied and the Outstanding Amount of the Notes and all accrued and unpaid interest thereon have been paid in full and (iii) (A) the date DFC voluntarily commences any proceeding or files any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of DFC, or (B) if involuntary proceedings or any involuntary petition shall have been commenced or filed against DFC by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of DFC, the earlier of (y) the date 60 days following the commencement or filing of such proceeding or petition, if such proceeding or petition has not been dismissed on or before such date or (z) the date on which an order of relief has been entered against DFC.

          (f) The Agent will hold, for the account of each APA Purchaser, the Purchased Notes in which the Purchased Interests were purchased pursuant to Section 2(b), and the Administrative Agent will be the registered holder of the Purchased Notes for all purposes under the Note Purchase Agreement and the Indenture. Within 10 Business Days of each purchase pursuant to Section 2(b) hereof, the Agent will deliver to each APA Purchaser a certificate in the form of Exhibit B attached hereto reflecting each APA Purchaser's ownership of the Percentage Interest so purchased.

          (g) Notwithstanding that APA Purchasers may have purchased Percentage Interests hereunder and may have received payments from Collected Funds with respect to Receivables sufficient to repay such Percentage Interests in whole or in part, each APA Purchaser may be called upon to purchase additional Percentage Interests (not to exceed the Maximum Purchase for each such APA Purchaser) until the expiration of such APA Purchaser's Purchase Commitment pursuant to Section 2(e) hereof.

          (h) In the event that DFC assigns any portion of the Purchased Note to another Person (which is managed by the Agent and which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of asset-backed certificates, receivables or interests therein), sales of the Purchased Note by such other Person may be made under this Asset Purchase Agreement on the same terms and conditions as sales or assignments by DFC.

          3. REGISTER. The Agent shall maintain at its address, 902 Market Street, Wilmington, Delaware 19801, Attention: Asset Finance Group, a copy of this Asset Purchase Agreement and each signature page hereto and each Assignment of Purchase Commitment approved by the Trust in accordance with the provisions of Section 9(b) and delivered to and accepted by the Agent and a register for the recordation of the names and addresses of the APA Purchasers, their Percentage Interests, effective dates and Purchase Termination Dates, the Outstanding Amount of the Purchased Note owned by each APA Purchaser from time to time and the Purchase Price relating thereto (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Trust, OFL, the Servicer, the Agent and the APA Purchasers may treat each Person whose name is recorded in the Register as an APA Purchaser hereunder for all purposes of this Asset Purchase Agreement. The Register shall be available for inspection by the Trustee, the Trust, OFL, the Servicer, or any APA Purchaser at any reasonable time and from time to time during normal business hours upon reasonable prior notice.

          4.   DISTRIBUTION OF PAYMENTS.

          (a) Whenever any amount of principal or interest is paid in respect of such APA Purchaser's Percentage Interest in the Purchased Note and such APA Purchaser's Percentage Interest has not been repurchased by DFC pursuant to Section 10 hereof, the Administrative Agent will promptly pay, or cause to be paid, out of funds received by it as a Noteholder under the Indenture, to such APA Purchaser, in United States dollars, its Percentage of such amount (adjusted for differences in the Purchaser Funding Rates to which such APA Purchaser and DFC are entitled and further adjusted to reflect the fact that, except as set forth below, such APA Purchaser is only entitled to the applicable Purchaser Funding Rate on its Purchase Price) accrued from and after the last date on which interest was paid in respect of such Percentage Interest prior to the acquisition of such Percentage Interest by the APA Purchaser.

          (b) If, after the Agent has paid an APA Purchaser its Percentage of any amount received by an APA Purchaser pursuant to paragraph (a) above, such amount must be returned for any reason (including bankruptcy), such APA Purchaser will repay to the Agent promptly the amount the Agent paid to such APA Purchaser, whereupon such APA Purchaser's Purchased Interest, together with accrued interest thereon, shall be deemed increased or reinstated, as applicable, as if such amount had not been received by such APA Purchaser. After an APA Purchaser has been paid (excluding any repayment referred to in the immediately preceding sentence) its Percentage of the Outstanding Amount of the Purchased Note plus accrued interest thereon (based on the Purchaser Funding Rate to which such APA Purchaser is entitled and further adjusted to reflect the fact that, except as set forth below, the APA Purchaser is only entitled to the applicable Purchaser Funding Rate on its Purchase Price), such APA Purchaser acknowledges that any remaining amounts of principal or interest paid in connection with the Purchased Note to which such APA Purchaser would otherwise be entitled by reason of its Purchased Interest shall be paid to DFC for its own account.

          (c) Each APA Purchaser's rights as a purchaser of Purchased Interests shall be as set forth herein, but shall not include any right to receive any fees set forth in the DFC Fee Letter, except as set forth in
Section 16.

          5.   REPRESENTATIONS AND WARRANTIES.

          (a) Neither the Agent nor DFC makes any representation or warranty or assumes any responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Purchase Agreement, any Assignment Agreement, the Trust Agreement, the Indenture, the Sale and Servicing Agreement, any Transfer Agreement, the Note Purchase Agreement, the Custodian Agreement or other agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of the Purchase Agreement, any Assignment Agreement, the Trust

Agreement, the Indenture, the Note Purchase Agreement, the Sale and Servicing Agreement, any Transfer Agreement, the Trust Agreement, the Indenture, the Custodian Agreement or other agreement or any instrument or document furnished pursuant thereto or in connection therewith, (ii) the value or collectibility of any Receivable, (iii) the value of the Purchased Note or
(iv) the financial condition of the Trust, OFL, ORFC II, the Servicer or any Affiliate thereof or the performance or observance by the Trust, OFL, ORFC II, the Servicer or any Affiliate thereof of any of their respective obligations under the Sale and Servicing Agreement, any Transfer Agreement, the Purchase Agreement, any Assignment Agreement, the Note Purchase Agreement, the Trust Agreement, the Indenture or other agreement or any instrument or document furnished pursuant thereto or in connection therewith.
 Each of the Agent, the Administrative Agent and DFC does represent to each APA Purchaser, however, that the Percentage Interest which is sold to each APA Purchaser hereunder pursuant to Section 2(b) is, at the time of sale, free and clear of any adverse claims created by or arising as a result of claims against the Agent, the Administrative Agent or DFC.

          (b) Each APA Purchaser represents that this Asset Purchase Agreement has been duly authorized, executed and delivered by such APA Purchaser pursuant to its corporate powers and constitutes the legal, valid and binding obligation of such APA Purchaser.

          (c) Each APA Purchaser confirms that such APA Purchaser has received such documents and information as such APA Purchaser has deemed appropriate to make its own credit analysis and decision, independently and without reliance on the Agent or DFC, to enter into this Asset Purchase Agreement and will, independently and without reliance on the Agent or DFC and based on such documents and information as such APA Purchaser shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action hereunder. The Administrative Agent will furnish to each APA Purchaser copies of any financial or other documents that the Administrative Agent receives from time to time under the Note Purchase Agreement, but the Administrative Agent assumes no responsibility for the authenticity, validity, accuracy or completeness thereof.

          (d) Each APA Purchaser shall be deemed to have represented and warranted at the time of any purchase of a Percentage Interest hereunder that it is an "accredited investor" as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended; such APA Purchaser understands that the offering and sale of its Percentage Interest in the Purchased Note and the Notes have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Percentage Interests and the Notes have not been reviewed by, passed on or submitted to any Federal or state agency or commission, securities exchange or other regulatory body; and such APA Purchaser, through the Administrative Agent, as agent for DFC, is acquiring its Percentage Interest without a view to any distribution, resale or other transfer thereof; such APA Purchaser will not resell or otherwise transfer its Percentage Interest or any portion thereof, except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended; (ii) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (iii) to a person who the APA Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act of 1933, as amended) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (iv) pursuant to Regulation S under the Securities Act of 1933, as amended. In connection therewith, such APA Purchaser hereby agrees that it will not resell or otherwise transfer its Percentage Interest or any portion thereof except as provided unless the purchaser thereof provides to the Administrative Agent an opinion of counsel to the effect that such purchase is in compliance with the registration provisions of the federal securities laws and any applicable provisions under state securities law or pursuant to an available exemption from such provisions.

          6. LIABILITY OF THE AGENT, ETC. None of the Agent, the Administrative Agent, DFC or the Referral Agent shall be liable to any APA Purchaser in connection with (i) the administration of the Agreement or (ii) this Asset Purchase Agreement or any purchases hereunder (except pursuant to the Agent's representation in Section 5(a) hereof), in either case except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Agent, DFC and the Referral Agent (i) may consult with legal counsel (including counsel for the Trust, OFL or the Servicer), independent public accountants or other experts and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or other experts, (ii) shall not be responsible for the performance or observance by the Trust, OFL, the Servicer or any Affiliate or agent thereof of any of the terms, covenants or conditions of the Sale and Servicing Agreement, the Purchase Agreement, the Note Purchase Agreement, the Trust Agreement, the Indenture or other agreement or any instrument or document furnished pursuant thereto or in connection therewith,
(iii) shall incur no liability by acting upon any notice, consent, certificate or other instrument or writing believed to be genuine and signed or sent by the proper party and (iv) shall not be deemed to be acting as any APA Purchaser's trustee or otherwise in a fiduciary capacity hereunder or under or in connection with the Indenture or the Purchased Note.

          7. RIGHTS OF THE AGENT. The Agent reserves the right, in its sole discretion (subject to the next sentence), to, and at the request of the Majority Purchasers will, exercise any rights and remedies available to it, as the Administrative Agent, under the Sale and Servicing Agreement, the Purchase Agreement, the Note Purchase Agreement, the Trust Agreement, the Indenture or other agreement or pursuant to applicable law, and also to agree to any amendment, modification or waiver of the Sale and Servicing Agreement, the Purchase Agreement, the Note Purchase Agreement, the Trust Agreement, the Indenture or other agreement or any instrument or document delivered pursuant thereto or in connection therewith, in each case only to the extent its consent is required as "Administrative Agent," "JPMD" or "Noteholder" pursuant to the relevant document. Notwithstanding the foregoing, the Agent, when acting either in its capacity as Agent or as Administrative Agent on behalf of DFC, agrees that it shall not,

          (a)  without the prior written consent of each APA Purchaser,

               (i) consent to any amendment, modification or waiver of any provision of the Indenture in any way that would reduce the amount or priority of principal or interest that is payable on account of the Notes or delay any scheduled date for payment thereof;

               (ii) agree to a different Purchaser Funding Rate from the Rate set forth herein;

               (iii) amend or waive the Note Purchase Termination Event relating to the bankruptcy of the Trust, OFL or ORFC II; or

               (iv) amend any provision of the Note Purchase Agreement which amendment would have the effect of increasing or changing the nature of any liabilities assumed by the APA Purchasers as contemplated in
          Section 8 below; or

          (b) without the prior written consent of the "Majority Purchasers" (defined below),

               (i) consent to any amendment of the definitions of "Delinquent Receivable,""Liquidated Receivable," Purchased Receivable," "Noteholders' Percentage," "Outstanding Amount," "Excess Spread," "Excess Yield Condition," "Net Portfolio Losses," "Portfolio Loss Ratio," "Delinquency Ratio," "Warehousing Loss Ratio," "Excess Yield Percentage," "Average Excess Yield Percentage," "Average Net Excess Spread Percentage," "Net Excess Spread Percentage," "Net Loss Percentage," or "Trigger Event" contained in the Sale and Servicing Agreement;

               (ii) amend or not declare to be a "Purchase Termination Event" the Purchase Termination Event specified in Section 2.1(c)(2)(ix) of the Sale and Servicing Agreement; or

               (iii) amend or waive a Note Purchase Termination Event specified in Section 2.08(e), (f) or (g) of the Note Purchase Agreement;

"MAJORITY PURCHASERS" shall mean Persons owning undivided Percentage Interests in the Purchased Note that aggregate more than 50% of the total outstanding principal amount of the Purchased Note; PROVIDED, that solely for purposes of each such computation, (1) APA Purchasers shall be deemed (whether or not they shall have made purchases hereunder) to own undivided interests equal to their respective Percentages of the Outstanding Amount of the Purchased Note, (2) the portion of the Outstanding Amount of the Purchased Note owned by DFC shall be deemed to be reduced by the amounts set forth in clause (1) and also by the amount of any undivided interests in the Purchased Note owned by Persons other than APA Purchasers and (3) defaulting APA Purchasers shall be deemed not to own undivided interests in the Purchased Note; or

          (c) Subject to Sections 7(a) and (b) above, amend, modify or waive any provision of the Sale and Servicing Agreement or the Indenture that requires the approval or consent of a specified percentage of Noteholders without the consent of APA Purchasers owning undivided Percentage Interests in the Purchased Note (determined as set forth in the definition of "Majority Purchasers" above) equal to such specified percentage.

          Notwithstanding anything to the contrary contained in this Section 7, nothing herein shall affect any obligation under the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement or the Indenture, if any, to give notice to, or seek the consent of, Moody's and S&P to any amendment or waiver of any provision of the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement or the Indenture.

          8. OBLIGATIONS OF THE APA PURCHASERS, INCLUDING CONFIDENTIALITY. Each APA Purchaser agrees to abide by, and be liable for, any obligations set forth in the Note Purchase Agreement on the part of the DFC Owners (as defined therein) (other than the provisions therein relating to DFC's Commercial Paper Notes). Furthermore, each APA Purchaser understands that the Sale and Servicing Agreement, the Purchase Agreement, the Note Purchase Agreement, the Trust Agreement and the Indenture are confidential documents and no APA Purchaser will disclose them to any other Person except with the Agent's prior written consent or to APA Purchaser's legal counsel if such counsel agrees to hold them confidential, or upon request, to any regulatory authority having jurisdiction over such APA Purchaser, or as required by law, or as required or requested by any

Governmental Authority. Notwithstanding the foregoing, any APA Purchaser may, in connection with any assignment or participation or proposed assignment or participation pursuant to Section 9 or 10 hereof, disclose to the assignee or participant or proposed assignee or participant any information relating to the Trust, OFL, ORFC II or the Servicer furnished to such APA Purchaser by or on behalf of the Trust, OFL, ORFC II or the Servicer or by the Agent; PROVIDED, that prior to any such disclosure, the assignee or participant or proposed assignee or participant agrees to preserve the confidentiality of any confidential information relating to the Trust, OFL, ORFC II or the Servicer received by it from any of the foregoing entities.

          9.   ASSIGNABILITY.

          (a) Each APA Purchaser may assign to any Eligible Assignee (defined below) or to any other existing APA Purchaser all or a portion of its rights and obligations under this Asset Purchase Agreement (including, without limitation, all or a portion of its Purchase Commitment and any Percentage Interests owned by it); PROVIDED, HOWEVER, that

          (i) each such assignment shall be of a constant, and not a varying, percentage of all of such APA Purchaser's rights and obligations under this Asset Purchase Agreement,

          (ii) the amount of unused Maximum Purchase and/or Purchased Interest being assigned pursuant to each assignment shall in no event be less than the lesser of $10,000,000 and the assigning APA Purchaser's Maximum Purchase, and

          (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment of Purchase Commitment in the form of Exhibit A attached hereto, together with a processing and recordation fee of $2,500.

          Upon such execution, delivery, acceptance and recording, from and after the effective date specified in the Assignment of Purchase Commitment,
(x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to this Asset Purchase Agreement, have the rights and obligations of an APA Purchaser hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to this Asset Purchase Agreement, relinquish its rights and be released from its obligations under this Asset Purchase Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning APA Purchaser's rights and obligations under this Asset Purchase Agreement, such APA Purchaser shall cease to be a party hereto). Notwithstanding the foregoing, no assignment hereunder shall be effective unless (i) the documents evidencing such assignment are satisfactory to Moody's and S&P and
(ii) the assignee has
delivered to Moody's and S&P an opinion of counsel to the assignee satisfactory to each of Moody's and S&P stating that the obligations of the assignee under this Asset Purchase Agreement are the legal, valid and binding obligations of the assignee, enforceable against the assignee in accordance with their terms.

          (b) For purposes of this Asset Purchase Agreement, (i) the term "APA PURCHASER" shall mean a party executing a counterpart of a signature page hereto and each Eligible Assignee that shall become a party to this Asset Purchase Agreement pursuant to this Section 9, and (ii) the term "ELIGIBLE ASSIGNEE" shall mean any Person which (A) is reasonably acceptable to the Agent, (B) is approved by OFL which approval shall not be unreasonably withheld, (C) either (x) has short-term debt rated at least "P-1" by Moody's and "A-1+" by S&P or (y) is acceptable to Moody's and S&P and (D) executes an Assignment of Purchase Commitment.

          (c) Upon its receipt of an Assignment of Purchase Commitment executed by an assigning APA Purchaser and by an assignee who is an Eligible Assignee or who is an existing APA Purchaser, the Agent shall (i) accept such Assignment of Purchase Commitment, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to OFL.

          10.  REPURCHASE BY DFC.

          (a) Provided no Note Purchase Termination Event has occurred and is continuing, DFC may, upon one Business Day's prior written notice to S&P and Moody's and the Agent (which shall notify the APA Purchasers on the day that it receives such notice), repurchase Percentage Interests (the "REPURCHASED INTERESTS") from an APA Purchaser at a repurchase price equal to such APA Purchaser's Percentage Interest in the Outstanding Amount of the Purchased Note related to such Repurchased Interest plus accrued and unpaid interest, if any, at the applicable Purchaser Funding Rate for such Repurchased Interest (the "REPURCHASE AMOUNT"); PROVIDED, that the repurchase of any Repurchased Interest shall only occur (a) during a Tranche Period during which the Purchaser Funding Rate is based on the Base Rate and (b) on the last day of a Tranche Period during which the Purchaser Funding Rate is based on the Eurodollar Rate, unless the Seller requests, and the Agent in its sole discretion agrees to, an earlier repurchase date. Prior to 2:00 p.m. (New York City time) on the date of such repurchase, DFC shall pay the Agent for the account of each applicable APA Purchaser in immediately available funds in Dollars, by depositing to an account designated by the Agent in New York City, the Repurchase Amount, plus any applicable Breakage Payments, for each Repurchased Interest. The Agent shall promptly pay each APA Purchaser in immediately available funds in United States dollars its respective share of the Repurchase Amount.

          (b) Within 10 Business Days of each repurchase pursuant to Section 10(a) hereof, each APA Purchaser will deliver to DFC the certificate delivered to such APA Purchaser pursuant to Section 2(f) reflecting DFC's ownership of the Repurchased Interest repurchased.

          11. PARTICIPATIONS. Each APA Purchaser may sell participations to one or more banks or other entities (each, a "PARTICIPANT") (which Participant, unless it is an investment bank or a full service commercial bank, is not a competitor of OFL or any of its Affiliates) in or to all or a portion of its rights and obligations under this Asset Purchase Agreement (including, without limitation, all or a portion of its Purchase Commitment and the Percentage Interests owned by it); PROVIDED, HOWEVER, that (i) such APA Purchaser's obligations under this Asset Purchase Agreement (including, without limitation, its Purchase Commitment hereunder) shall remain unchanged and (ii) such APA Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Agent shall continue to deal solely and directly with such APA Purchaser in connection with such APA Purchaser's rights and obligations under this Asset Purchase Agreement and (iv) no Participant shall have any greater right to any compensation or indemnification from the Agent, the Administrative Agent, the Trust or OFL under this Asset Purchase Agreement, the Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture than the APA Purchaser would be entitled to receive hereunder or thereunder. The Trust, the Agent, the Administrative Agent, OFL and the other APA Purchasers shall continue to deal solely and directly with such APA Purchaser in connection with such APA Purchaser's rights and obligations under this Asset Purchase Agreement.

          12.  CHANGE IN FACILITY LIMIT AND DFC'S PURCHASE COMMITMENT.

          (a) If, pursuant to Section 2.05 of the Note Purchase Agreement, the Trust shall request an increase in the Facility Limit (as defined in the Sale and Servicing Agreement) and/or DFC's Purchase Commitment (as defined in the Note Purchase Agreement), then (i) the Agent shall promptly notify each APA Purchaser of the increase in DFC's Purchase Commitment and (ii) if an additional APA Purchaser has agreed to sign this Asset Purchase Agreement with a Maximum Purchase equal to 102% of the increase in DFC's Purchase Commitment, then on the effective date of such increase, each other APA Purchaser's Percentage under its Purchase Commitment shall be proportionately reduced and each APA Purchaser's Maximum Purchase amount shall remain the same; PROVIDED, HOWEVER, that if the Agent has not notified the APA Purchasers in the notification provided pursuant to clause (i) above that an additional APA Purchaser has agreed to sign this Asset Purchase Agreement with a Maximum Purchase equal to 102% of the increase in DFC's Purchase Commitment, each APA Purchaser may elect to maintain its Percentage under its Purchase Commitment by executing and delivering, within ten days after receipt of notice of such increase, a new signature page to this Asset Purchase

Agreement reaffirming its Percentage and indicating its new Maximum Purchase amount.

          (b) If, pursuant to Section 2.05 of the Note Purchase Agreement, the Facility Limit and/or DFC's Purchase Commitment shall be decreased, then
(i) the Agent shall promptly notify each APA Purchaser of the decrease in DFC's Purchase Commitment and (ii) on the effective date of such decrease, each APA Purchaser's Percentage under its Purchase Commitment shall remain the same and each APA Purchaser's Maximum Purchase amount shall be proportionately decreased; PROVIDED, HOWEVER, that if the Agent shall notify the APA Purchasers in the notification provided pursuant to clause (i) above that DFC's Purchase Commitment will be reduced by an amount equal to a Downgraded Purchaser's Maximum Purchase, then each non-Downgraded Purchaser may elect to increase its APA Purchaser's Percentage and maintain its Maximum Purchase at the same amount as was in effect immediately prior to the reduction in DFC's Purchase Commitment by executing and delivering, within ten days after receipt of notice of such decrease, a new signature page to this Asset Purchase Agreement reaffirming its Maximum Purchase amount and indicating its new Percentage.

          13.  MISCELLANEOUS.

          (a) Each APA Purchaser will on demand reimburse the Agent its Percentage share of any and all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), which may be incurred in connection with collecting any principal or interest with respect to the Purchased Note in which an APA Purchaser purchases Percentage Interests hereunder, for which the Agent is not promptly reimbursed by the Trust.

          (b) The Agent and its Affiliates may accept deposits from, lend money or otherwise extend credit to, act as trustee under indentures of, and generally engage in any kind of business with, the Trust, OFL, ORFC II, the Servicer and any of their Affiliates and any Person who may do business with or own securities of the Trust, OFL, ORFC II, the Servicer or any Affiliate, all as though this Asset Purchase Agreement had not been entered into and without any duty to account therefor to any APA Purchaser.

          (c) Subject to Section 11.04 of the Note Purchase Agreement, any taxes due and payable on any payments to be made to any APA Purchaser hereunder shall be such APA Purchaser's sole responsibility. Each APA Purchaser warrants that it is not subject to any taxes, charges, levies or withholdings with respect to payments under the Asset Purchase Agreement that are imposed by means of withholding by any applicable taxing authority ("WITHHOLDING TAX"). Each APA Purchaser agrees to provide the Agent, from time to time upon the Agent's request, completed and signed copies of any documents that may be required by an applicable taxing authority to certify such APA Purchaser's exemption from Withholding Tax with respect to payments to be made to such APA Purchaser under this Asset Purchase Agreement; and each APA Purchaser agrees to hold the Agent harmless from any Withholding Tax imposed due to such APA Purchaser's failure to establish that it is not subject to Withholding Tax.

          (d) The Agent shall furnish to each APA Purchaser upon request, until the later of (i) such APA Purchaser's Purchase Termination Date and
(ii) the date on which such APA Purchaser's Percentage Interest in the Purchased Note and all other amounts payable to such APA Purchaser hereunder have been paid in full, a copy of the annual audited financial statements of DFC, promptly upon the same becoming available, and, as requested by such APA Purchaser, copies of such other financial information that the Agent may have received from the Servicer or OFL.

          (e) Each APA Purchaser shall promptly notify the Agent of any downgrading in the ratings of the short-term unsecured debt securities or deposits of such APA Purchaser below (i) P-1 by Moody's or (ii) A-1+ by S&P (such APA Purchaser, a "DOWNGRADED PURCHASER"). The Agent shall have the right, in its sole discretion, to terminate the right and obligation of any Downgraded Purchaser to purchase a Percentage Interest in the Purchased Note; PROVIDED, that the Agent shall not terminate the right and obligation of any Downgraded Purchaser hereunder unless either (i) one or more Eligible Assignees or other APA Purchasers have agreed to accept, in the aggregate, effective as of the date of termination, such terminated APA Purchaser's Maximum Purchase, (ii) DFC's Purchase Commitment has been reduced by an amount equal to the product of (A) the terminated Downgraded Purchaser's Maximum Purchase and (B) one (1) divided by 102%, and each non-terminated APA Purchaser has agreed to increase its APA Purchaser's Percentage and maintain its Maximum Purchase at the same amount as was in effect immediately prior to the reduction in DFC's Purchase Commitment or (iii) DFC obtains liquidity support satisfactory to Moody's and S&P and, solely with respect to how such liquidity support affects this Asset Purchase Agreement only, OFL, in an amount not less than such terminated Downgraded Purchaser's Maximum Purchase.
 Such termination shall be effective upon written notice to such effect delivered by the Agent to such Downgraded Purchaser, whereupon all of the rights and obligations hereunder of such Downgraded Purchaser shall terminate; PROVIDED, that upon such termination, the Downgraded Purchaser shall continue to have the rights and obligations of an APA Purchaser with respect to the outstanding Percentage Interest in the Purchased Note purchased by it pursuant to the terms of this Asset Purchase Agreement prior to such termination.

          (f) Each APA Purchaser shall promptly notify the Agent of any event of which it has knowledge which will entitle such APA Purchaser to compensation pursuant to Section 11.05 of the Note Purchase Agreement (an "AFFECTED PURCHASER"). The Agent shall have the right to terminate the rights and obligations of any Affected Purchaser and to purchase a portion of the Purchased Interest hereunder and, in the event OFL requests that the Agent terminate such rights and obligations of the Affected Purchaser, the Agent shall use its best efforts to find a replacement APA Purchaser (or Eligible Assignee) or to cause the other APA Purchasers to accept the Affected Purchaser's rights and obligations hereunder; PROVIDED that the Agent shall not terminate such rights and obligations of any Affected Purchaser unless either: (i) (A) one or more Eligible Assignees or other APA Purchasers have agreed to accept, in the aggregate, effective as of the date of termination, such Affected Purchaser's Maximum Purchase, and (B) such Eligible Assignee(s) or APA Purchaser(s) shall have repurchased the Repurchased Interest, if any, of the terminated Affected Purchaser by paying the Repurchase Amount or (ii) DFC's Purchase Commitment has been reduced by an amount at least equal to the product of (A) the Affected Purchaser's Maximum Purchase and (B) one (1) divided by 102%, and each remaining APA Purchaser has agreed, notwithstanding
Section 12(b) hereof, to increase its APA Purchaser's Percentage and maintain its Maximum Purchase at the same amount as was in effect immediately prior to the reduction in DFC's Purchase Commitment. Such termination shall be effective upon written notice to such effect delivered by the Agent to such Affected Purchaser, whereupon the Purchase Termination Date of such Affected Purchaser shall be deemed to have occurred. Upon such termination, the Affected Purchaser shall cease to have any rights or obligations with respect to future purchases of interests in the Purchased Note under this Asset Purchase Agreement but shall continue to have the rights and obligations of an APA Purchaser with respect to the portion of the Purchased Interest purchased by it, together with all other rights due and owing to it, pursuant to the terms of this Asset Purchase Agreement immediately prior to such termination. The Agent shall use its best efforts to find Eligible Assignee(s) or APA Purchaser(s) to replace an Affected Purchaser.

          (g) On the fifth Business Day prior to any Non-Extending Purchaser's Expiry Date (defined below), such Non-Extending Purchaser shall, upon the request of the Agent, and subject to the limitations imposed by
Section 2(c) hereof, make a Non-Pro Rata Purchase (defined below) in an amount up to such APA Purchaser's Maximum Purchase or, if such Non-Extending Purchaser has extended its Purchase Termination Date for a Purchase Commitment that is less than the amount of its Maximum Purchase (a "REDUCING PURCHASER") prior to such extension, such Non-Pro Rata Purchase shall be in an amount equal to the difference between such APA Purchaser's Maximum Purchase prior to such extension and such APA Purchaser's Purchase Commitment amount as extended (such amount is hereinafter referred to as the "REDUCED AMOUNT"). The amount of such Non-Pro Rata Purchase to be made by a Non-Extending Purchaser or Reducing Purchaser shall be an amount equal to the product of (i) the difference between (A) DFC's Purchase Commitment MINUS the aggregate outstanding APA Purchasers' Purchased Interests (excluding such Non-Pro Rata Purchase) and (B) an amount equal to the difference between (x) the aggregate of the Maximum Purchase of the APA Purchasers whose obligations to purchase Purchased Interests hereunder do not expire on such Expiry Date (including the reduced Maximum Purchase of the Reducing Purchaser) and (y) the aggregate outstanding Purchased Interests of all APA Purchasers whose obligations to purchase Purchased Interests hereunder do not expire on such Expiry Date (including the Purchased Interests of a Reducing Purchaser that do not constitute the Reduced Amount for such APA Purchaser) and (ii) a fraction the numerator of which is such Non-Extending Purchaser's Maximum Purchase, or Reduced Amount, as the case may be, and the denominator of which is the aggregate of the Maximum Purchases or Reduced Amounts of all of the Non-Extending Purchasers whose obligations to purchase Purchased Interests hereunder expire on such Expiry Date; PROVIDED, HOWEVER, that upon receipt of notice that an APA Purchaser will become a Non-Extending Purchaser or a Reducing Purchaser, DFC shall promptly request a determination from each of Moody's and S&P of whether failure to request such a purchase will result in the reduction or withdrawal of its then current rating, if any, of the Commercial Paper, and if DFC shall have received written confirmation from each of S&P and Moody's prior to the fifth Business Day immediately preceding such Expiry Date that such failure will not result in a rating reduction or withdrawal of DFC's Commercial Paper Notes, DFC shall not request and such Non-Extending Purchaser or Reducing Purchaser shall not be required to make, such purchase. The Non-Pro Rata Purchase amount shall be held in the Non-Pro Rata Funding Account as provided in Section 13(i) hereof and shall be returned to the Non-Extending Purchaser or Reducing Purchaser, as the case may be, on such APA Purchaser's Expiry Date if and to the extent that the aggregate of the Maximum Purchase of all APA Purchasers whose obligations to purchase Purchased Interests do not expire on such Expiry Date is at least equal to the greater of (A) the aggregate Outstanding Amount of all Notes on such Expiry Date and (B) DFC's Purchase Commitment (after giving effect to any reduction thereof pursuant to Section 2.05 of the Note Purchase Agreement) on such Expiry Date. Notwithstanding any provision in the Agreement or the Note Purchase Agreement to the contrary, following the Expiry Date of any Non-Extending Purchaser and the related Non-Pro Rata Purchase, if any, such Non-Extending Purchaser shall have no further obligation to Purchase Interests under this Asset Purchase Agreement or to make any Incremental Purchase under the Note Purchase Agreement or the Indenture. A Non-Extending Purchaser's Non-Pro Rata Purchase shall be deemed to constitute such Purchaser's Purchased Interest hereunder on and after such APA Purchaser's Expiry Date.

          (h) On the 30th day (or if such day is not a Business Day, the next succeeding Business Day) after any APA Purchaser becomes a Downgraded Purchaser, unless DFC shall have replaced such Downgraded Purchaser pursuant to Section 13(e) hereof, the Agent, as agent for DFC, shall request such Downgraded Purchaser to make, and if such request is made such Downgraded Purchaser shall make in accordance with the provisions hereof, subject to the limitations imposed by Section 2(c) hereof, a purchase in an amount equal to the Maximum Purchase MINUS the outstanding Percentage Interests of such APA Purchaser; PROVIDED, HOWEVER, that if DFC shall have requested at least 15 Business Days prior to such 30th day from each of Moody's and S&P written confirmation that the failure to request such a purchase or assignment will not result in the reduction or withdrawal of its then current rating, if any, of the Commercial Paper, and if such written confirmation is received by DFC prior to such 30th day, the Agent shall not request, and such Downgraded Purchaser shall not make, such purchase or accept such assignment. A Downgraded Purchaser's Non-Pro Rata Purchase shall be the functional equivalent of such APA Purchaser's Maximum Purchase and if and to the extent the Agent notifies such Downgraded Purchaser of its obligation to purchase a Percentage Interest, moneys in the Non-Pro Rata Funding Account shall be used to fund such Downgraded Purchaser's Percentage of the Percentage Interest and shall thereafter constitute such APA Purchaser's Purchased Interest.

          (i) The Agent will promptly give each Non-Extending Purchaser or Downgraded Purchaser, as applicable, telephonic notice (confirmed in writing promptly thereafter) of the aggregate amount of the Non-Pro Rata Purchases required pursuant to Section 13(g) or Section 13(h) hereof. If such telephonic notice is received by an APA Purchaser prior to 12:00 noon (New York City time) on any such Business Day, the requested Non-Pro Rata Purchase shall be made by the Non-Extending Purchaser or Downgraded Purchaser, as applicable, by 2:00 p.m. (New York City time) on such Business Day. If such telephonic notice is not received prior to 12:00 noon (New York City time) on such Business Day, the requested Non-Pro Rata Purchase shall be made by the Non-Extending Purchaser or Downgraded Purchaser, as applicable, by 2:00 p.m. (New York City time) on the Business Day next succeeding the Business Day on which such telephonic notice is given. A Non-Pro Rata Purchase shall be made by the Non-Extending Purchaser or Downgraded Purchaser, as applicable, by a payment to the Agent of the amount of such Non-Pro Rata Purchase. Such amount shall be deposited by the Agent into a Non-Pro Rata Funding Account established by the Agent in connection with each Non-Pro Rata Purchase (each, a "NON-PRO RATA FUNDING ACCOUNT"). Moneys in a Non-Pro Rata Funding Account shall be invested by the Agent in obligations that are rated A-1+ by S&P and P-1 by Moody's. Earnings on such investments (after deducting any losses), if any, shall be paid by the Agent to the Downgraded Purchaser or Non-Extending Purchaser, as the case may be, whose deposit funded such Non-Pro Rata Funding Account on such Downgraded or Non-Extending Purchaser's Expiry Date (or such earlier date on which such Downgraded or Non-Extending Purchaser is replaced).

          For purposes of this Asset Purchase Agreement, "EXPIRY DATE" shall mean the later of (i) December 26, 1996, or, if said day is not a Business Day, the Business Day next preceding said day, and (ii) such later date agreed to by the Agent and an APA Purchaser, and "NON-PRO RATA PURCHASE" shall mean a purchase of Percentage Interests pursuant to Section 13(g) or 13(h).

          (j) THIS ASSET PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (k) This Asset Purchase Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Asset Purchase Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Asset Purchase Agreement.

          (l) The APA Purchasers and DFC may, from time to time, enter into agreements amending, modifying or supplementing this Asset Purchase Agreement with the prior written consent of OFL. Any such agreement must be in writing and shall be effective only to the extent specifically set forth in such writing; provided that DFC shall not amend any provision of this Asset Purchase Agreement without having given prior notice thereof to Moody's and S&P and without the prior written confirmation from each of Moody's and S&P that such amendment would not result in the reduction or withdrawal of the then current rating, if any, of the Commercial Paper.

          (m) This Asset Purchase Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties. This Asset Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person will have any right or obligation hereunder.

          14. BANKRUPTCY PETITION AGAINST DFC. Each APA Purchaser and the Agent hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the payment in full of all outstanding Commercial Paper and (ii) the payment in full of all outstanding Commercial Paper of any subsidiary of DFC, it will not institute against, or join any other Person in instituting against DFC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

          15. LIMITED RECOURSE TO DFC. Notwithstanding anything to the contrary contained herein, all obligations of DFC shall be payable by DFC only to the extent of assets available therefor and, to the extent assets are not available or are insufficient for the payment thereof, shall not constitute a claim against DFC.

          16. FEES. DFC shall pay to each APA Purchaser a liquidity fee (the "LIQUIDITY FEE"), payable quarterly in arrears, on the last day of each calendar quarter during the period such APA Purchaser has a Purchase Commitment under this

Asset Purchase Agreement and on the earlier of the Expiration Date or such Purchaser's Purchase Termination Date, as the same may be extended from time to time. The Liquidity Fee for each APA Purchaser shall be a per annum fee equal to such APA Purchaser's average daily unused Maximum Purchase multiplied by .15% per annum.

                                Signature Page
                               with respect to
               the Olympic Automobile Receivables Warehouse Trust
                            Variable Funding Notes
                           Asset Purchase Agreement

                         Dated as of December 28, 1995



                                        J.P. Morgan Delaware,
                                           as Agent and as
                                           Administrative Agent


                                        By: /s/ Richard A. (illegible)
                                           ---------------------------
                                             Authorized Signature
                                             Title:

                                 Signature Page
                                with respect to
                 the Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

                             Dated December 28, 1995


SECTION 1.

     Initial Percentage:                     43.65%

SECTION 2.

     Maximum Purchase:                     $89,000,000

SECTION 3.

     Effective Date of Purchase Commitment:        December 28, 1995

SECTION 4.

     Purchase Termination Date:                 December 26, 1996



                                        J.P. MORGAN DELAWARE
                                        902 Market Street
                                        Wilmington, Delaware 19801


                                        By: /s/ Richard A. (illegible)
                                            -------------------------
                                             Authorized Signature


                                            -------------------------
                                             Title

                                Signature Page
                                with respect to
               the Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

                            Dated December 28, 1995


SECTION 1.

     Initial Percentage:                   24.5%

SECTION 2.

     Maximum Purchase:                  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                   December 28, 1995

SECTION 4.

     Purchase Termination Date:                         December 26, 1996



                                        BANK OF AMERICA ILLINOIS
                                        231 South LaSalle Street
                                        Chicago, Illinois  60690


                                        By: /s/ Erik Ford
                                           --------------------------------
                                            Erik Ford


                                           Vice President
                                           --------------------------------
                                           Title    as Attorney-in-fact

                                 Signature Page
                                with respect to
                 the Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

                            Dated December 28, 1995


SECTION 1.

     Initial Percentage:                    7.35%

SECTION 2.

     Maximum Purchase:                   $15,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                    December 28, 1995

SECTION 4.

     Purchase Termination Date:                  December 26, 1996



                                       THE BANK OF NOVA SCOTIA,
                                       ATLANTA AGENCY
                                       Suite 2700
                                       600 Peachtree Street, N.E.
                                       Atlanta, Georgia  30308


                                    By: /s/ F.C.H. Ashby
                                       --------------------------------
                                        Authorized Signature

                                        Senior Manager Loan Operations
                                       --------------------------------
                                       Title

                                Signature Page
                               with respect to
               the Olympic Automobile Receivables Warehouse Trust
                            Variable Funding Notes
                           Asset Purchase Agreement

                           Dated December 28, 1995


SECTION 1.

     Initial Percentage:                    24.5%

SECTION 2.

     Maximum Purchase:                    $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                    December 28, 1995

SECTION 4.

     Purchase Termination Date:                  December 26, 1996



                                       DRESDNER BANK AG CHICAGO AND GRAND
                                       CAYMAN BRANCH
                                       Suite 2700
                                       190 South LaSalle Street
                                       Chicago, IL  60603


                                       By: (illegible)
                                          --------------------------------
                                           Authorized Signature

                                             SVP
                                          --------------------------------
                                           Title

                                       By: (illegible)
                                          --------------------------------
                                           Authorized Signature

                                           (illegible)
                                          --------------------------------
                                           Title

          The undersigned hereby consents to the sale from time to time by J.P. Morgan Delaware, as Agent for the undersigned, of undivided interests in the Purchased Note owned by the undersigned, pursuant to the Asset Purchase Agreement to which this is attached.

                                       DELAWARE FUNDING CORPORATION

                                       By:  J.P. Morgan Delaware,
                                            as attorney-in-fact for
                                            Delaware Funding Corporation



                                       By: Richard A. (illegible)
                                          --------------------------------
                                           Authorized Signature


                                          --------------------------------
                                           Title

                                                                     Exhibit A

                                Signature Page
                               with respect to
               the Olympic Automobile Receivables Warehouse Trust
                            Variable Funding Notes
                           Asset Purchase Agreement

                          Dated December ____, 1995


SECTION 1.

     Purchase Commitment Percentage Assigned:                          ________%
     Assignor's remaining Purchase Commitment
       Percentage:                                                     ________%
     Outstanding Amount of the
       Percentage Interests Assigned:                                $__________
     Outstanding Amount of Assignor's remaining
       Percentage Interests:                                         $__________

SECTION 2.

     Assignee's Maximum Purchase:                                    $__________
     Assignor's remaining Maximum Purchase:                          $__________

SECTION 3.

     Effective Date of this Assignment:                         __________, 19__


                                      [NAME OF ASSIGNOR]

                                      By: ________________________
                                           Title:

                                      [NAME OF ASSIGNEE]
                                        [Address]

                                      By: ________________________
                                           Title:


                                      Accepted this ____ day of
                                      __________, 199__

                                      J.P. MORGAN DELAWARE,
                                        as Agent

                                      By: ________________________
                                           Authorized Signature

                                          ________________________
                                           Title

                                                                     Exhibit B

                              PURCHASE CERTIFICATE


                                                         ________________, 19___
                                                         [Date of Purchase]


[Name and Address of APA Purchaser]
[Delaware Funding Corporation]




     Re:  Olympic Automobile Receivables Warehouse Trust
          Variable Funding Notes

Gentlemen:

          This certificate confirms that on the date set forth above (the "Purchase Date") you have [purchased]1/ [repurchased]2/ for your account and risk, upon the terms and conditions of the Asset Purchase Agreement dated as of December ____, 1995, among you, the undersigned and certain other parties, an undivided interest (your "Percentage Interest") to the extent of ____% in and to the Purchased Note held by the Agent and owned by [DFC] [name of APA Purchaser from whom interest is being repurchased]2/, pursuant to the Note Purchase Agreement dated as of December __, 1995 among Delaware Funding Corporation, J.P. Morgan Delaware, Olympic Automobiles Receivables Warehouse Trust and Olympic Financial Ltd.

          We acknowledge receipt from you of the sum of $__________ in payment of the Purchase Price for your Percentage Interest in the Purchased Note.

                                       Very truly yours,

                                       J.P. MORGAN DELAWARE,
                                         as Agent

                                       By:
                                          --------------------------------
                                           Authorized Signature

                                          --------------------------------
                                           Title

__________________

1/ To be inserted if certificate is being delivered in connection with a purchase by a Purchaser.

2/ To be inserted if certificate is being delivered in connection with the repurchase by DFC.